Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of 1st Constitution Bancorp (the “Company”) for the fiscal quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT F. MANGANO
Name:    Robert F. Mangano
Title:      President and Chief Executive Officer
Date:      November 14, 2007

/s/ JOSEPH M. REARDON
Name:    Joseph M. Reardon
Title:      Senior Vice President and
               Treasurer
Date:      November 14, 2007